EXHIBIT 99.3

BANC ONE CREDIT CARD MASTER TRUST—SUMMARY REPORT
Series 1996-A

Distribution Date of:	15-Aug-02
Determined as of:	09-Aug-02
For the Monthly Period Ending:	31-Jul-02
Days in Interest Period (30/360)	30
Days in Interest Period (Actual/360)	31

	Beginning	Ending	Change
Pool Balance (Principal)	3,176,064,914.39	3,174,840,371.77	(1,224,542.62)
Excess Funding Account	0.00	0.00	0.00

Invested Amount	500,000,000.00	500,000,000.00	0.00
Class A Invested Amount	465,000,000.00	465,000,000.00	0.00
Class B Invested Amount	35,000,000.00	35,000,000.00	0.00

Principal Funding Account	93,000,000.00	139,500,000.00	46,500,000.00

Adjusted Invested Amount	407,000,000.00	360,500,000.00	(46,500,000.00)
Class A Adjusted Invested Amount	372,000,000.00	325,500,000.00	(46,500,000.00)
Class B Adjusted Invested Amount	35,000,000.00	35,000,000.00	0.00
Enhancement Invested Amount	0.00	0.00	0.00

Reserve Account	1,250,000.00	1,250,000.00	0.00

Available Cash Collateral Amount	40,700,000.00	36,050,000.00	(4,650,000.00)
Available Shared Collateral Amount	40,700,000.00	36,050,000.00	(4,650,000.00)
Spread Account	5,000,000.00	5,000,000.00	0.00

Servicing Base Amount	407,000,000.00	360,500,000.00	(46,500,000.00)

Allocation Percentages
Floating Allocation Pct	14.28%
Principal Allocation Pct	15.74%
Class A Floating Pct	92.28%
Class B Floating Pct	7.72%
Class A Principal Pct	93.00%
Class B Principal Pct	7.00%

Allocations	Trust	Series 1996-A	Class A	Class B
Principal Collections	348,370,102.39	54,843,038.75	51,004,026.05	3,839,012.70

Finance Charge Collections	50,374,921.61	7,192,871.57	6,637,743.66	555,127.91
PFA Investment Proceeds	N/A	120,270.60	120,270.60	0.00
Reserve Account Draw	N/A	44,600.96	44,600.96	0.00
Less: Servicer Interchange		520,833.33	480,636.71	40,196.62

Available Funds		6,836,909.80	6,321,978.51	514,931.29

Monthly Investor Obligations
Monthly Interest		890,173.61	824,357.81	65,815.80
Monthly Servicing Fee		84,791.75	78,247.70	6,544.05
Defaulted Amounts	17,820,101.12	2,544,474.39	2,348,098.20	196,376.19

Total Obligations		3,519,439.75	3,250,703.71	268,736.04

Excess Spread		3,513,846.24	3,071,274.80	442,571.44
Required Amount		0.00	0.00	0.00

1 Mo. Libor Rate	1.838750%

Cash Collateral Account
Cash Collateral Fee			21,904.51
Interest on CCA Draw			0.00

Monthly Cash Collateral Fee			21,904.51

BANC ONE CREDIT CARD MASTER TRUST—SUMMARY REPORT Series 1996-A

Cash Collateral Account (continued)
Quarterly Excess Spread Percentage	8.58%
Principal Payment Rate—3 month average	11.01%
Calculated Current Month’s Spread Account Cap	1.00%
Spread Account Cap Adjustment	0.00%
Applicable Spread Account Cap Percentage	1.00%
Beginning Cash Collateral Amount	40,700,000.00
Required Cash Collateral Amount	36,050,000.00
Cash Collateral Account draw	0.00
Cash Collateral Account Surplus	4,650,000.00
Beginning Spread Account Balance	5,000,000.00
Required Spread Account Amount	5,000,000.00
Required Spread Account Draw	0.00
Required Spread Account Deposit	0.00
Spread Account Surplus	0.00

Monthly Principal & Controlled Deposit Amount
Month of Accumulation	3
Controlled Accumulation Amount	46,500,000.00
Required PFA Balance	139,500,000.00
Beginning PFA Balance	93,000,000.00
Controlled Deposit Amount	46,500,000.00
Available Investor Principal Collections	57,387,513.14
Principal Shortfall	0.00
Shared Principal to Other Series	10,887,513.14
Shared Principal from Other Series	0.00
Class A Monthly Principal	46,500,000.00
Class B Monthly Principal	0.00
Monthly Principal	46,500,000.00
PFA Deposit	46,500,000.00
PFA Withdrawl	0.00
Ending PFA Balance	139,500,000.00
Principal to Investors	0.00
Ending Class A Invested Amount	465,000,000.00
Ending Class B Invested Amount	35,000,000.00

Class A Accumulation Period Length
Min 12 Month Historical Prin Pmt Rate	10.13%
Revolving Investor Interest	500,000,000.00
Class A Invested Amount	465,000,000.00
Available Principal	50,630,256.34
Class A Accumulation Period Length	10

Reserve Account
Available Reserve Account Amount	1,250,000.00
Covered Amount	164,871.56
Reserve Draw Amount	44,600.96
Portfolio Yield	12.45%
Reserve Account Factor	83.33%
Portfolio Adjusted Yield	9.15%
Reserve Account Funding Period Length	3
Reserve Account Funding Date	15-Mar-02
Weighted Average Coupon	2.14%
Required Reserve Account Amount	1,250,000.00
Reserve Account Surplus	0.00
Required Reserve Account Deposit	44,600.96
Portfolio Yield—3 month average	13.17%
Base Rate—3 month average	3.93%
(Portfolio Yield 3 mo avg)—(Base Rate 3 mo avg)	9.25%

*
Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.